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                           VAN KAMPEN HIGH YIELD FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MARCH 1, 2007 - AUGUST 31, 2007

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
                                                                      AMOUNT OF    % OF
                                            OFFERING       TOTAL        SHARES   OFFERING   % OF FUNDS
   SECURITY      PURCHASE/      SIZE OF     PRICE OF     AMOUNT OF    PURCHASED  PURCHASED     TOTAL                   PURCHASED
   PURCHASED    TRADE DATE     OFFERING      SHARES      OFFERING      BY FUND    BY FUND     ASSETS       BROKERS        FROM
--------------------------------------------------------------------------------------------------------------------------------
    Capmark      05/03/07         --         $ 99.96  $1,200,000,000    840,000    0.07%       0.14%        Citi,      Citigroup
   Financial                                                                                                Credit
 Group 5.875%                                                                                              Suisse,
due 05/10/2012                                                                                             Goldman,
                                                                                                           Sachs &
                                                                                                             Co.,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                         Securities,
                                                                                                          JPMorgan,
                                                                                                             RBS
                                                                                                          Greenwich
                                                                                                           Capital,
                                                                                                            Daiwa
                                                                                                          Securities
                                                                                                             SMBC
                                                                                                           Europe,
                                                                                                          Mitsubishi
                                                                                                             UFJ
                                                                                                         Securities,
                                                                                                           Wachovia
                                                                                                         Securities,
                                                                                                          WestLB AG,
                                                                                                           Banc of
                                                                                                           America
                                                                                                          Securities
                                                                                                             LLC,
                                                                                                           Natixis,
                                                                                                         RBC Capital
                                                                                                           Markets,
                                                                                                            Scotia
                                                                                                           Capital,
                                                                                                            Lehman
                                                                                                          Brothers,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                           Shinsei
                                                                                                        International
                                                                                                           Limited

    Capmark      05/03/07         --         $ 99.84  $  500,000,000    350,000    0.07%       0.06%        Citi,        Credit
   Financial                                                                                                Credit       Suisse
  Group 6.30%                                                                                              Suisse,
due 05/10/2017                                                                                             Goldman,
                                                                                                           Sachs &
                                                                                                             Co.,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                         Securities,
                                                                                                          JPMorgan,
                                                                                                             RBS
                                                                                                          Greenwich
                                                                                                           Capital,
                                                                                                            Daiwa
                                                                                                          Securities
                                                                                                             SMBC
                                                                                                           Europe,
                                                                                                          Mitsubishi
                                                                                                            UFJ
                                                                                                         Securities,
                                                                                                           Wachovia
                                                                                                         Securities,
                                                                                                          WestLB AG,
                                                                                                           Banc of
                                                                                                           America
                                                                                                          Securities
                                                                                                             LLC,
                                                                                                           Natixis,
                                                                                                         RBC Capital
                                                                                                           Markets,
                                                                                                            Scotia
                                                                                                           Capital,
                                                                                                            Lehman
                                                                                                          Brothers,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                           Shinsei
                                                                                                        International
                                                                                                           Limited

    Dynegy        5/17/07         --         $100.00  $1,100,000,000    655,000    0.06%       0.11%     JPMorgan,     JP Morgan
 Holdings Inc.                                                                                             Citi,
   7.75% due                                                                                               Credit
  06/01/2019                                                                                             Suisse, ABN
                                                                                                            AMRO
                                                                                                        Incorporated,
                                                                                                          Banc of
                                                                                                          America
                                                                                                         Securities
                                                                                                        LLC, Lehman
                                                                                                         Brothers,
                                                                                                          Merrill
                                                                                                          Lynch &
                                                                                                        Co., Morgan
                                                                                                          Stanley,
                                                                                                            BNP
                                                                                                          PARIBAS,
                                                                                                           Calyon
                                                                                                         Securities
                                                                                                           (USA),
                                                                                                          Dresdner
                                                                                                         Kleinwort,
                                                                                                          Goldman,
                                                                                                          Sachs &
                                                                                                          Co., RBS
                                                                                                         Greenwich
                                                                                                          Capital,
                                                                                                           Scotia
                                                                                                          Capital,
                                                                                                          Wedbush
                                                                                                           Morgan
                                                                                                         Securities
                                                                                                          Inc. and
                                                                                                          Wachovia
                                                                                                         Securities

  FMC Finance    06/26/07         --         $ 98.23  $  500,000,000  4,050,000    0.81%       0.68%       Banc of       Banc of
 III SA 6.875%                                                                                             America       America
  07/15/2017                                                                                             Securities
                                                                                                            LLC,
                                                                                                          Deutsche
                                                                                                            Bank
                                                                                                         Securities
                                                                                                         and Morgan
                                                                                                          Stanley
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